UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 17, 2013

CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (765) 807-2640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 17, 2013, Chromcraft Revington, Inc. (the “Company”) received a letter from the NYSE MKT LLC (the “Exchange”) stating that the Company’s failure to file its Annual Report on Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission by April 16, 2013 was a violation of the Exchange’s continued listing requirements set forth in Sections 134 and 1101 of the Company Guide of the Exchange.

A copy of the press release, dated April 18, 2013, issued by the Company to announce the letter from the Exchange is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On April 18, 2013, the Company issued a press release describing a possible transaction involving the sale of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Chromcraft Revington, Inc. dated April 18, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2013

CHROMCRAFT REVINGTON, INC.

	By:	/s/ James M. La Neve
James M. La Neve
Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Chromcraft Revington, Inc. dated April 18, 2013